                                                                EXECUTION COPY

                   CATERPILLAR FINANCIAL ASSET TRUST 2004-A

                    Class A-1 1.37040% Asset Backed Notes

                      Class A-2 2.18% Asset Backed Notes

                      Class A-3 3.13% Asset Backed Notes

                       Class B 3.71% Asset Backed Notes

                           ADMINISTRATION AGREEMENT

                           Dated as of May 1, 2004

                  CATERPILLAR FINANCIAL SERVICES CORPORATION

                                Administrator

      ADMINISTRATION  AGREEMENT  dated as of May 1,  2004,  among  CATERPILLAR
FINANCIAL  ASSET TRUST  2004-A,  a Delaware  statutory  trust (the  "Issuer"),
CATERPILLAR  FINANCIAL  SERVICES  CORPORATION,  a  Delaware  corporation,   as
administrator   (the    "Administrator"),    CATERPILLAR   FINANCIAL   FUNDING
CORPORATION,  a Nevada  corporation  (the  "Seller"),  and U.S.  BANK NATIONAL
ASSOCIATION,  a national banking  association,  not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                            W I T N E S S E T H :

      WHEREAS the Issuer is issuing the Class A-1 1.37040%  Asset Backed Notes
(the "A-1  Notes"),  the Class A-2 2.18%  Asset  Backed  Notes (the "Class A-2
Notes"),  the Class A-3 3.13%  Asset  Backed  Notes (the "A-3  Notes") and the
Class B 3.71% Asset Backed Notes (the "Class B Notes";  together  with the A-1
Notes,  A-2 Notes  and the  Class A-3  Notes,  the  "Notes")  pursuant  to the
Indenture dated as of May 1, 2004 (as amended,  modified or supplemented  from time to time in accordance  with the  provisions  thereof,  the  "Indenture"), between the Issuer and the Indenture Trustee.

      WHEREAS the Issuer has entered into  certain  agreements  in  connection with the issuance of the Notes and of certain beneficial  ownership  interests of the Issuer,  including  (i) a Sale and Servicing  Agreement dated as of May
1, 2004 (the "Sale and Servicing  Agreement")  (capitalized  terms used herein and not defined  herein  shall have the  meanings  assigned  such terms in the
Sale and Servicing  Agreement,  or if not defined  therein,  in the Indenture)
among the Issuer,  Caterpillar  Financial Services  Corporation  ("CFSC"),  as
servicer,  and the Seller, (ii) a Depository Agreement dated May 24, 2004 (the
"Depository  Agreement")  among the  Issuer,  the  Indenture  Trustee  and The
Depository  Trust  Company,  (iii)  the  Indenture,  and  (iv)  the  Custodial
Agreement dated as of May 1, 2004 (the "Custodial  Agreement") among CFSC, the
Seller, the Issuer, the Indenture Trustee and U.S. Bank National  Association,
as  custodian  (the  "Custodian")  (the  Sale  and  Servicing  Agreement,  the
Depository  Agreement,   the  Custodial  Agreement  and  the  Indenture  being
hereinafter referred to collectively as the "Related Agreements");

      WHEREAS  pursuant  to the Related  Agreements,  the Issuer and the Owner
Trustee are  required to perform  certain  duties in  connection  with (a) the
Notes and the collateral  therefor  granted to the Indenture  Trustee pursuant
to  the  Indenture  (the  "Collateral")  and  (b)  the  beneficial   ownership
interests  in the Issuer  (the  holders of such  interests  being  referred to herein as the "Owners");

      WHEREAS   the  Issuer  and  the  Owner   Trustee   desire  to  have  the
Administrator  perform  certain  of the  duties  of the  Issuer  and the Owner
Trustee  referred to in the preceding  clause,  and to provide such additional services  consistent  with  the  terms  of  this  Agreement  and  the  Related
Agreements as the Issuer and the Owner Trustee may from time to time request;

      WHEREAS the  Administrator  has the  capacity  to provide  the  services required  hereby and is willing to perform  such  services  for the Issuer and the Owner Trustee on the terms set forth herein;

      NOW,  THEREFORE,  in  consideration  of the mutual  covenants  contained herein,  and other good and valuable  consideration,  the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.    Duties  of  Administrator.  (a)  Duties  with  Respect  to the  Related
Agreements.  (i) The  Administrator  agrees  to  perform  all  its  duties  as
Administrator  and the duties of the Issuer  and the Owner  Trustee  under the
Depository  Agreement.  In addition,  the Administrator shall consult with the
Owner  Trustee  regarding the duties of the Issuer and the Owner Trustee under the Related  Agreements.  The  Administrator  shall monitor the performance of the Issuer and shall  advise the Owner  Trustee  when action is  necessary  to comply  with the  Issuer's  or the Owner  Trustee's  duties  under the Related
Agreements.  The  Administrator  shall  prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate  persons of  all  such  documents,  reports,  filings,  instruments,  certificates  and opinions  as it  shall be the  duty of the  Issuer  or the  Owner  Trustee  to prepare, file or deliver pursuant to any Related Agreement.  In furtherance of the foregoing,  the Administrator shall take all appropriate action that it is the duty of the Issuer or the Owner  Trustee to take pursuant to the Indenture including,  without  limitation,  such of the  foregoing as are required  with respect  to the  following  matters  under the  Indenture  (references  are to sections of the Indenture):

(A)   the  duty  to  cause  the  Note  Register  to be kept  and to  give  the
      Indenture  Trustee notice of any appointment of a new Note Registrar and the  location,  or change in  location,  of the Note  Register  (Section
      2.04);

(B)   the notification of Noteholders of the final principal  payment on their
      Notes (Section 2.07(b));

(C)   the fixing or causing to be fixed of any  specified  record date and the notification of the Indenture  Trustee and  Noteholders  with respect to special payment dates, if any (Section 2.07(c));

(D)   the  preparation  of or  obtaining  of  the  documents  and  instruments required for  authentication  of the Notes,  if any, and delivery of the same to the Indenture Trustee (Section 2.02);

(E)   the preparation,  obtaining or filing of the  instruments,  opinions and certificates and other documents  required for the release of collateral
      (Section 2.09);

(F)   the duty to cause newly appointed  Paying Agents,  if any, to deliver to
      the  Indenture  Trustee  the  instrument   specified  in  the  Indenture
      regarding funds held in trust (Section 3.03);

(G)   the direction to Paying Agents to pay to the Indenture  Trustee all sums held in trust by such Paying Agents (Section 3.03);

(H)   the  obtaining  and  preservation  of the Issuer's  qualification  to do business in each  jurisdiction in which such  qualification  is or shall
      be  necessary  to  protect  the  validity  and   enforceability  of  the
      Indenture,  the Notes,  the  Collateral  and each other  instrument  and agreement included in the Trust Estate;

(I)   the preparation of all supplements,  amendments,  financing  statements, continuation  statements,  if any,  instruments of further assurance and other  instruments,  in accordance  with Section 3.05 of the  Indenture, necessary to protect the Trust Estate (Section 3.05);

(J)   the  obtaining  of the  Opinion of Counsel on the  Closing  Date and the
      annual delivery of Opinions of Counsel,  in accordance with Section 3.06 of the  Indenture,  as to the Trust Estate,  and the annual  delivery of the Officer's  Certificate and certain other  statements,  in accordance with Section 3.09 of the Indenture,  as to compliance with the Indenture
      (Sections 3.06 and 3.09);

(K)   the identification to the Indenture Trustee in an Officer's  Certificate
      of a Person  with whom the Issuer has  contracted  to perform its duties under the Indenture (Section 3.07(b));

(L)   the  notification of the Indenture  Trustee and the Rating Agencies of a
      Servicer  Default  pursuant to the Sale and Servicing  Agreement and, if such  Servicer  Default  arises  from the  failure  of the  Servicer  to perform any of its duties under the Sale and  Servicing  Agreement,  the taking  of  all  reasonable  steps  available  to  remedy  such  failure
      (Section 3.07(d));

(M)   the preparation and obtaining of documents and instruments  required for the  release  of the  Issuer  from its  obligation  under the  Indenture
      (Section 3.11(b));

(N)   the  delivery  of  notice  to the  Indenture  Trustee  of each  Event of
      Default and each  default by the  Servicer or Seller  under the Sale and
      Servicing Agreement (Section 3.19);

(O)   the monitoring of the Issuer's  obligations as to the  satisfaction  and
      discharge  of  the  Indenture  and  the   preparation  of  an  Officer's
      Certificate  and  the  obtaining  of the  Opinion  of  Counsel  and  the
      Independent Certificate relating thereto (Section 4.01);

(P)   the compliance with any written  directive of the Indenture Trustee with respect  to the sale of the Trust  Estate in a  commercially  reasonable manner if an Event of Default  shall  have  occurred  and be  continuing
      (Section 5.04);

(Q)   the  preparation and delivery of notice to Noteholders of the removal of the  Indenture  Trustee and the  appointment  of a  successor  Indenture
      Trustee (Section 6.08);

(R)   the  preparation  of any written  instruments  required to confirm  more fully the  authority  of any  co-trustee  or  separate  trustee  and any written  instruments  necessary in connection  with the  resignation  or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

(S)   the furnishing of the Indenture  Trustee with the names and addresses of
      Noteholders  during any  period  when the  Indenture  Trustee is not the
      Note Registrar (Section 7.01);

(T)   the preparation and, after execution by the Issuer,  the filing with the
      Commission,  any applicable state agencies and the Indenture  Trustee of documents  required to be filed on a periodic  basis with, and summaries thereof as may be required by rules and  regulations  prescribed by, the
      Commission and any applicable  state  agencies and the  transmission  of such summaries, as necessary, to the Noteholders (Section 7.03);

(U)   the  opening  of  one  or  more  accounts  in  the  Trust's  name,   the
      preparation of Issuer  Orders,  Officers'  Certificates  and Opinions of
      Counsel and all other actions  necessary  with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

(V)   the  preparation of an Issuer Request and Officer's  Certificate and the
      obtaining  of an Opinion of Counsel  and  Independent  Certificates,  if
      necessary,  for the  release  of the  Trust  Estate  as  defined  in the
      Indenture (Sections 8.04 and 8.05);

(W)   the  preparation  of Issuer  Orders and the  obtaining  of  Opinions  of
      Counsel with respect to the  execution of  supplemental  indentures  and the  mailing  to  the  Noteholders  of  notices  with  respect  to  such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(X)   the  execution of new Notes  conforming  to any  supplemental  indenture
      (Section 9.06);

(Y)   the   notification   of   Noteholders   of   redemption   of  the  Notes
      (Section 10.02);

(Z)   the preparation of all Officers'  Certificates,  Opinions of Counsel and
      Independent  Certificates  with respect to any requests by the Issuer to the Indenture  Trustee to take any action under the  Indenture  (Section
      11.01(a));
(AA)  the  preparation  and  delivery  of  Officers'   Certificates   and  the
      obtaining of Independent Certificates,  if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

(BB)  the  notification  of the  Rating  Agencies,  upon  the  failure  of the
      Indenture  Trustee  to  give  such  notification,   of  the  information
      required pursuant to Section 11.04 of the Indenture (Section 11.04);

(CC)  the preparation  and delivery to Noteholders  and the Indenture  Trustee
      of  any  agreements  with  respect  to  alternate   payment  and  notice
      provisions (Section 11.06);

(DD)  the recording of the Indenture, if applicable (Section 11.15); and

(EE)  causing the Servicer to comply with Sections 4.09,  4.10,  4.11 and 5.06 of the Sale and Servicing Agreement.

(ii)  The Administrator will:

(A)   pay the Indenture Trustee from time to time reasonable  compensation for all  services  rendered by the  Indenture  Trustee  under the  Indenture
      (which  compensation  shall not be  limited by any  provision  of law in regard to the compensation of a trustee of an express trust);

(B)   except as otherwise  expressly provided in the Indenture,  reimburse the
      Indenture  Trustee  upon  its  request  for  all  reasonable   expenses,
      disbursements  and advances incurred or made by the Indenture Trustee in
      accordance   with  any  provision  of  the  Indenture   (including   the
      reasonable  compensation,  expenses and  disbursements of its agents and either in-house  counsel or outside counsel,  but not both),  except any such  expense,  disbursement  or advance as may be  attributable  to its negligence or bad faith;

(C)   indemnify  the  Indenture  Trustee and its agents for,  and to hold them harmless  against,  any losses,  liability or expense  incurred  without negligence  or bad faith on their part,  arising out of or in connection with the acceptance or administration  of the transactions  contemplated by the  Indenture,  including  the  reasonable  costs  and  expenses  of defending  themselves  against any claim or liability in connection with the exercise or  performance  of any of their powers or duties under the
      Indenture; and

(D)   indemnify  the  Owner  Trustee  and its  agents  for,  and to hold  them harmless  against,  any losses,  liability or expense  incurred  without negligence  or bad faith on their part,  arising out of or in connection with the acceptance or administration  of the transactions  contemplated by the Trust  Agreement,  including the reasonable costs and expenses of defending  themselves  against any claim or liability in connection with the exercise or  performance  of any of their powers or duties under the
      Trust Agreement.

(b)   Additional  Duties.  (i)  In addition to the duties of the Administrator set forth above, the  Administrator  shall perform such calculations and shall prepare for  execution  by the Issuer or the Owner  Trustee or shall cause the preparation  by other  appropriate  persons  of all such  documents,  reports, filings,  instruments,  certificates  and  opinions as it shall be the duty of the Issuer or the Owner  Trustee to prepare,  file or deliver  pursuant to the
Related  Agreements,  and at the request of the Owner  Trustee  shall take all appropriate  action that it is the duty of the Issuer or the Owner  Trustee to take  pursuant  to the  Related  Agreements.  Subject  to  Section  5 of  this
Agreement,  and in accordance  with the directions of the Owner  Trustee,  the
Administrator  shall administer,  perform or supervise the performance of such other  activities in connection  with the  Collateral  (including  the Related
Agreements)  as are not covered by any of the foregoing  provisions and as are expressly  requested  by the  Owner  Trustee  and are  reasonably  within  the capability of the Administrator.

(ii)  Notwithstanding  anything in this Agreement or the Related Agreements to the contrary,  the Administrator  shall be responsible for promptly  notifying the Owner  Trustee  in the event  that any  withholding  tax is imposed on the
Trust's  payments (or allocations of income) to the "Owner" as contemplated in
Section  5.02(c) of the Trust  Agreement.  Any such notice  shall  specify the amount of any  withholding  tax  required to be withheld by the Owner  Trustee pursuant to such provision.

(iii) Notwithstanding  anything in this Agreement or the Related Agreements to the contrary,  the  Administrator  shall be responsible for performance of the duties of the Owner  Trustee set forth in Section 5.05 of the Trust  Agreement
with  respect  to,  among  other  things,   accounting   and  reports  to  the
Certificateholder.

(iv)  The  Administrator  may satisfy its obligations  with respect to clauses
(ii) and (iii)  above by  retaining,  at the expense of the  Administrator,  a firm of independent public accountants (the  "Accountants")  acceptable to the
Owner  Trustee  which  shall  perform  the  obligations  of the  Administrator thereunder.  In connection  with paragraph (ii) above,  the  Accountants  will provide prior to June 25, 2004 a letter in form and substance  satisfactory to the Owner Trustee as to whether any tax  withholding  is then required and, if required,  the  procedures to be followed with respect  thereto to comply with the  requirements  of the Code.  The  Accountants  shall be required to update
the  letter  in  each  instance  that  any  additional   tax   withholding  is
subsequently  required or any  previously  required tax  withholding  shall no longer be required.

(v)   The  Administrator   shall  perform  the  duties  of  the  Administrator
specified in Section 10.02 of the Trust Agreement  required to be performed in connection  with the  resignation  or  removal of the Owner  Trustee,  and any other duties  expressly  required to be performed by the  Administrator  under the Trust Agreement.

(vi)  In carrying  out the  foregoing  duties or any of its other  obligations under this Agreement,  the  Administrator  may enter into transactions with or otherwise deal with any of its Affiliates;  provided,  however, that the terms of  any  such  transactions  or  dealings  shall  be in  accordance  with  any directions  received  from the  Issuer  and shall  be, in the  Administrator's opinion,  no less  favorable  to the  Issuer  than  would  be  available  from unaffiliated parties.

(vii) It is the intention of the parties hereto that the Administrator  shall, and the  Administrator  hereby  agrees to,  execute on behalf of the Issuer or
the  Owner  Trustee  all  such  documents,   reports,  filings,   instruments,
certificates  and  opinions as it shall be the duty of the Issuer or the Owner
Trustee  to  prepare,  file or deliver  pursuant  to the Basic  Documents.  In furtherance  thereof,  the Owner Trustee shall, on behalf of itself and of the
Issuer,  execute  and  deliver  to the  Administrator,  and to each  successor
Administrator  appointed  pursuant to the terms hereof,  one or more powers of attorney  substantially  in the  form of  Exhibit  A  hereto,  appointing  the
Administrator  the  attorney-in-fact  of the Owner  Trustee and the Issuer for the  purpose of  executing  on behalf of the Owner  Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions.

(c)   Non-Ministerial  Matters.  (i) With  respect  to  matters  that  in the
reasonable   judgment   of  the   Administrator   are   non-ministerial,   the
Administrator  shall  not take any  action  unless  within a  reasonable  time before the taking of such action,  the  Administrator  shall have notified the
Owner  Trustee of the  proposed  action and the Owner  Trustee  shall not have withheld consent or provided an alternative direction.  For the purpose of the
preceding   sentence,   "non-ministerial   matters"  shall  include,   without
limitation:

(A)   the amendment of or any supplement to the Indenture;

(B)   the  initiation of any claim or lawsuit by the Issuer and the compromise of any action,  claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(C)   the amendment, change or modification of the Related Agreements;

(D)   the appointment of successor Note  Registrars,  successor  Paying Agents and  successor  Indenture  Trustees  pursuant  to the  Indenture  or the appointment of successor  Administrators or successor Servicers,  or the consent  to the  assignment  by the  Note  Registrar,  Paying  Agent  or
      Indenture Trustee of its obligations under the Indenture; and

(E)   the removal of the Indenture Trustee.

(ii)  Notwithstanding   anything  to  the  contrary  in  this  Agreement,  the
Administrator  shall not be obligated to, and shall not, (x) make any payments to the Noteholders or the Certificateholder under the Related Agreements,  (y)
sell the Trust Estate  pursuant to Section  5.04 of the  Indenture or (z) take any other action that the Issuer directs the  Administrator not to take on its behalf.

2.    Records.  The Administrator shall maintain  appropriate books of account and records relating to services performed  hereunder,  which books of account and records  shall be  accessible  for  inspection  by the  Issuer,  the Owner
Trustee,  the  Indenture  Trustee  and the  Seller at any time  during  normal business hours.

3.    Compensation.    As   compensation    for   the   performance   of   the
Administrator's  obligations under this Agreement,  the Administrator shall be entitled to $500 per month which shall be payable in  accordance  with Section
5.04 of the Sale and  Servicing  Agreement.  The Seller  shall also  reimburse the  Administrator  for any of its  liabilities  and  expenses  related to its performance  hereunder  or  under  any  Related  Document  (including  without limitation those expenses set forth in Section 1(a)(ii) of this Agreement).

4.    Additional  Information  To Be  Furnished to Issuer.  The  Administrator
shall  furnish to the  Issuer  from time to time such  additional  information regarding the Collateral as the Issuer shall reasonably request.

5.    Independence of Administrator.  For all purposes of this Agreement,  the
Administrator  shall be an independent  contractor and shall not be subject to the  supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly  authorized by the Issuer, the Administrator shall have no authority to act for or represent  the Issuer or the Owner  Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

6.    No  Joint  Venture.  Nothing  contained  in  this  Agreement  shall  (i)
constitute the  Administrator and either of the Issuer or the Owner Trustee as
members  of  any   partnership,   joint   venture,   association,   syndicate,
unincorporated  business or other separate entity, (ii) be construed to impose any  liability  as such on any of them or (iii) be  deemed to confer on any of them any express,  implied or apparent  authority to incur any  obligation  or liability on behalf of the others.

7.    Other  Activities  of  Administrator.  Nothing  herein shall prevent the
Administrator  or its affiliates from engaging in other  businesses or, in its sole discretion,  from acting in a similar  capacity as an  administrator  for any other  person or entity  even  though  such person or entity may engage in business  activities  similar to those of the Issuer, the Owner Trustee or the
Indenture Trustee.

8.    Term of Agreement;  Resignation and Removal of Administrator.  (a)  This
Agreement  shall continue in force until the  dissolution of the Issuer,  upon which event this Agreement shall automatically terminate.

(b)   Subject  to  Section  8(e) and (f),  the  Administrator  may  resign its duties  hereunder by providing  the Issuer with at least 60 days prior written notice.

(c)   Subject   to   Section   8(e)  and  (f),   the  Issuer  may  remove  the
Administrator  without cause by providing the  Administrator  with at least 60 days prior written notice.

(d)   Subject to Section  8(e) and (f), at the sole option of the Issuer,  the
Administrator  may be removed  immediately  upon written notice of termination from the Issuer to the  Administrator  if any of the  following  events  shall occur:

(i)   the Administrator  shall default in the performance of any of its duties under this Agreement  and,  after notice of such default,  shall not cure such default  within ten days (or,  if such  default  cannot be cured in such time, shall not give within ten days such  assurance of cure as shall be  reasonably satisfactory to the Issuer);

(ii)  a court  having  jurisdiction  in the  premises  shall enter a decree or order for relief,  and such decree or order shall not have been vacated within
60 days, in respect of the  Administrator  in any  involuntary  case under any applicable  bankruptcy,  insolvency  or other  similar law now or hereafter in effect or  appoint  a  receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator  or similar  official for the  Administrator  or any  substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii) the  Administrator  shall commence a voluntary case under any applicable bankruptcy,  insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an  involuntary  case under any such law,  or shall  consent to the  appointment  of a  receiver,  liquidator, assignee,  trustee,  custodian,  sequestrator  or  similar  official  for  the
Administrator  or any substantial  part of its property,  shall consent to the taking of  possession  by any such  official  of any  substantial  part of its property,  shall make any general  assignment  for the benefit of creditors or shall fail generally to pay its debts as they become due.

      The  Administrator  agrees that if any of the events specified in clause
(ii) or (iii) of this  Section  shall  occur,  it shall  give  written  notice thereof to the Issuer and the  Indenture  Trustee  within seven days after the happening of such event.

(e)   No resignation or removal of the Administrator  pursuant to this Section shall be  effective  until  (i) a  successor  Administrator  shall  have  been appointed  by the  Issuer  and (ii) such  successor  Administrator  shall have agreed  in  writing  to be bound by the  terms of this  Agreement  in the same manner as the Administrator is bound hereunder.

(f)   The appointment of any successor  Administrator  shall be effective only after  satisfaction  of  the  Rating  Agency  Condition  with  respect  to the proposed appointment.

9.    Action  upon  Termination,  Resignation  or Removal.  Promptly  upon the effective date of  termination  of this Agreement  pursuant to Section 8(a) or the  resignation or removal of the  Administrator  pursuant to Section 8(b) or
(c),  respectively,  the  Administrator  shall be entitled to be paid all fees and  reimbursable  expenses  accruing  to it to the date of such  termination,
resignation  or  removal.   The   Administrator   shall  forthwith  upon  such
termination  pursuant to Section  8(a)  deliver to the Issuer all property and documents  of or  relating  to  the  Collateral  then  in the  custody  of the
Administrator.   In  the  event  of  the   resignation   or   removal  of  the
Administrator   pursuant   to   Section   8(b)  or  (c),   respectively,   the
Administrator  shall  cooperate with the Issuer and take all reasonable  steps requested to assist the Issuer in making an orderly  transfer of the duties of the Administrator.

10.   Notices.  Any  notice,  report or other  communication  given  hereunder shall be in writing and addressed as follows:

(a)   if to the Issuer or the Owner Trustee, to

                  Caterpillar Financial Asset Trust 2004-A
                  Chase Manhattan Bank USA, National Association
                  c/o JP Morgan Chase
                  500 Stanton Christiana Road, OPS4
                  3rd Floor
                  Newark, Delaware 19713
                  Attention:  Institutional Trust Services

(b)   if to the Administrator, to

                  Caterpillar Financial Services Corporation
                  2120 West End Avenue
                  Nashville, TN  37203-0001

(c)   if to the Indenture Trustee, to

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, IL 60604

(d)   if to the Seller, to

                  Caterpillar Financial Funding Corporation
                  4040 S. Eastern Avenue
                  Suite 344
                  Las Vegas, Nevada  89119

or to such  other  address  as any  party  shall  have  provided  to the other parties in writing.  Any notice  required to be in writing  hereunder shall be deemed given if such notice is mailed by certified mail,  postage prepaid,  or hand-delivered  to the  address of such party as provided  above,  except that notices to the Indenture Trustee are effective only upon receipt.

11.   Amendments.  This  Agreement  may be  amended  from  time  to  time by a
written   amendment   duly   executed  and   delivered  by  the  Issuer,   the
Administrator  and the  Indenture  Trustee,  with the  written  consent of the
Owner   Trustee,   without   the   consent   of  the   Noteholders   and   the
Certificateholder,  for the purpose of adding any provisions to or changing in any  manner or  eliminating  any of the  provisions  of this  Agreement  or of
modifying   in   any   manner   the   rights   of  the   Noteholders   or  the
Certificateholder;  provided,  however,  that such  amendment will not, in the
Opinion of  Counsel,  materially  and  adversely  affect the  interest  of any
Noteholder or the  Certificateholder  or the federal tax  characterization  of
the  Notes.   This   Agreement  may  also  be  amended  by  the  Issuer,   the
Administrator  and the Indenture Trustee with the written consent of the Owner
Trustee and the  holders of Notes  evidencing  a majority  in the  Outstanding
Amount of the  Notes and the  holder of the  Certificate  for the  purpose  of adding any provisions to or changing in any manner or  eliminating  any of the provisions  of this  Agreement  or of  modifying  in any  manner the rights of
Noteholders  or  the  Certificateholder;   provided,  however,  that  no  such
amendment  may (i)  increase  or  reduce  in any  manner  the  amount  of,  or accelerate or delay the timing of,  collections  of payments on Receivables or distributions  that are required to be made for the benefit of the Noteholders or the  Certificateholder  or (ii)  reduce  the  aforesaid  percentage  of the holders  of Notes and the  holder of the  Certificate  which are  required  to consent to any such  amendment,  without the consent of the holders of all the outstanding  Notes and the  Certificate.  Notwithstanding  the foregoing,  the
Administrator  may not amend this  Agreement  without  the  permission  of the
Seller, which permission shall not be unreasonably withheld.

12.   Successors  and  Assigns.  This  Agreement  may not be  assigned  by the
Administrator  unless such assignment is previously consented to in writing by the Issuer  and the Owner  Trustee  and  subject  to the  satisfaction  of the
Rating Agency  Condition in respect  thereof.  An assignment with such consent and  satisfaction,  if  accepted  by the  assignee,  shall  bind the  assignee hereunder  in  the  same  manner  as the  Administrator  is  bound  hereunder.
Notwithstanding  the  foregoing,   this  Agreement  may  be  assigned  by  the
Administrator  without  the  consent of the  Issuer or the Owner  Trustee to a
corporation   or  other   organization   that  is  a  successor   (by  merger,
consolidation or purchase of assets) to the Administrator,  provided that such successor  organization executes and delivers to the Issuer, the Owner Trustee and the  Indenture  Trustee an  agreement in which such  corporation  or other organization  agrees to be bound  hereunder by the terms of said assignment in the same  manner  as the  Administrator  is bound  hereunder.  Subject  to the foregoing,  this Agreement shall bind any successors or assigns of the parties hereto.

13.   GOVERNING  LAW. THIS  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH
THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE  TO ITS CONFLICT OF LAW
PROVISIONS  (OTHER  THAN  SECTIONS  5-1401 AND 5-1402 OF THE NEW YORK  GENERAL
OBLIGATIONS  LAW) AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

14.   Headings.   The  section   headings   hereof  have  been   inserted  for
convenience  of  reference  only and shall  not be  construed  to  affect  the meaning, construction or effect of this Agreement.

15.   Counterparts.  This Agreement may be executed in  counterparts,  each of which  when so  executed  shall  together  constitute  but  one  and the  same agreement.

16.   Severability.  Any  provision of this  Agreement  that is  prohibited or unenforceable in any  jurisdiction  shall be ineffective to the extent of such prohibition or unenforceability  without invalidating the remaining provisions hereof and any such prohibition or  unenforceability in any jurisdiction shall
not   invalidate  or  render   unenforceable   such  provision  in  any  other
jurisdiction.

17.   Not Applicable to Caterpillar  Financial Services  Corporation in Other
Capacities.   Nothing  in  this   Agreement   shall   affect  any   obligation
Caterpillar Financial Services Corporation may have in any other capacity.

18.   Limitation of Liability of Owner Trustee and Indenture Trustee.
(a)   Notwithstanding   anything  contained  herein  to  the  contrary,   this
instrument has been signed by Chase Manhattan Bank USA,  National  Association not in its individual  capacity but solely in its capacity as Owner Trustee of the  Issuer  and  in  no  event  shall  Chase  Manhattan  Bank  USA,  National
Association in its individual  capacity or any beneficial  owner of the Issuer have any liability for the representations,  warranties, covenants, agreements or other  obligations  of the Issuer  hereunder,  as to all of which  recourse shall be had  solely to the assets of the  Issuer.  For all  purposes  of this
Agreement,  in the  performance  of any  duties or  obligations  of the Issuer hereunder,  the  Owner  Trustee  shall be  subject  to,  and  entitled  to the benefits  of, the terms and  provisions  of  Articles  VI, VII and VIII of the
Trust Agreement.

(b)   Notwithstanding   anything  contained  herein  to  the  contrary,   this
Agreement  has  been  signed  by U.S.  Bank  National  Association  not in its individual  capacity  but solely as  Indenture  Trustee  and in no event shall
U.S. Bank  National  Association  have any liability for the  representations,
warranties,   covenants,   agreements  or  other  obligations  of  the  Issuer
hereunder  or in any of the  certificates,  notices  or  agreements  delivered pursuant  hereto,  as to all of  which  recourse  shall be had  solely  to the assets of the Issuer.

19.   Third-Party   Beneficiary.   The   Owner   Trustee   is  a   third-party
beneficiary  to this  Agreement  and is  entitled  to the rights and  benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

20.   Successor   Servicer  and   Administrator.   The   Administrator   shall
undertake,  as promptly as possible  after the giving of notice of termination to the Servicer of the Servicer's  rights and powers  pursuant to Section 8.02 of the Sale and  Servicing  Agreement,  to enforce the  provisions  of Section
8.02 with respect to the appointment of a successor  Servicer.  Such successor
Servicer shall,  upon compliance with the last sentence of the first paragraph of Section  8.02 of the Sale and  Servicing  Agreement,  become the  successor
Administrator  hereunder;  provided,  however,  that if the Indenture  Trustee shall become such successor Administrator,  the Indenture Trustee shall not be required to perform any  obligations  or duties or conduct any  activities  as successor  Administrator  that would be  prohibited  by law and not within the banking  and  trust  powers  of the  Indenture  Trustee.  In such  event,  the
Indenture   Trustee  shall  appoint  a   sub-administrator   to  perform  such
obligations and duties.

21.   Nonpetition  Covenants.  (a)  Notwithstanding  any prior  termination of this  Agreement,  the Seller,  the  Administrator,  the Owner  Trustee and the
Indenture  Trustee shall not,  prior to the date which is one year and one day
after  the   termination  of  this  Agreement  with  respect  to  the  Issuer, acquiesce,  petition  or  otherwise  invoke or cause the  Issuer to invoke the process of any court or government  authority for the purpose of commencing or sustaining a case  against the Issuer  under any Federal or state  bankruptcy, insolvency  or similar law or  appointing  a receiver,  liquidator,  assignee, trustee,  custodian,  sequestrator or other similar  official of the Issuer or any  substantial  part  of  its  property,  or  ordering  the  winding  up  or liquidation of the affairs of the Issuer.

(b)   Notwithstanding  any prior  termination of this  Agreement,  the Issuer, the  Administrator,  the Owner  Trustee and the  Indenture  Trustee shall not, prior to the date which is one year and one day after the  termination of this
Agreement with respect to the Seller, acquiesce,  petition or otherwise invoke or cause  the  Seller  to  invoke  the  process  of any  court  or  government authority  for the purpose of  commencing  or  sustaining  a case  against the
Seller  under any Federal or state  bankruptcy,  insolvency  or similar law or appointing a receiver, liquidator, assignee, trustee, custodian,  sequestrator or  other  similar  official  of the  Seller  or any  substantial  part of its property,  or  ordering  the winding up or  liquidation  of the affairs of the
Seller.

                           [Signature Page Follows]

      IN WITNESS  WHEREOF,  the parties have caused this  Agreement to be duly executed and delivered as of the day and year first above written.

                                 CATERPILLAR FINANCIAL ASSET
                                    TRUST 2004-A

                                 By:  CHASE MANHATTAN BANK USA, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity but solely as Owner Trustee

                                 By:
                                      Name: John J. Cashin
                                      Title:                    Vice President

                                 U.S. BANK NATIONAL ASSOCIATION,
                                      not in its individual capacity
                                      but solely as Indenture Trustee

                                 By:
                                      Name: Melissa Rosal
                                      Title:                    Vice President

                                 CATERPILLAR FINANCIAL SERVICES CORPORATION,
                                    as Administrator

                                 By:
                                      Name: James A. Duensing
                                      Title:                         Treasurer

                                 CATERPILLAR FINANCIAL FUNDING CORPORATION,
                                    as Seller

                                 By:
                                      Name: James A. Duensing
                                      Title:                         Treasurer

                                                                     EXHIBIT A
                                                   [Form of Power of Attorney]

                              POWER OF ATTORNEY

STATE OF ____________         )
                              )
COUNTY OF __________          )

      KNOW  ALL  MEN  BY  THESE  PRESENTS,  that   ______________________,   a
____________________________,  not in its  individual  capacity  but solely as owner trustee  ("Owner  Trustee") for the  Caterpillar  Financial  Asset Trust
2004-A    ("Trust"),    does    hereby    make,    constitute    and   appoint
____________________________,   as  Administrator   under  the  Administration
Agreement   (as   defined   below),   and  its   agents  and   attorneys,   as
Attorneys-in-Fact  to execute on behalf of the Owner  Trustee or the Trust all such documents,  reports, filings,  instruments,  certificates and opinions as it shall be the duty of the Owner  Trustee  or the Trust to  prepare,  file or deliver  pursuant to the Related  Documents (as defined in the  Administration
Agreement),  including,  without  limitation,  to appear for and represent the
Owner Trustee and the Trust in  connection  with the  preparation,  filing and audit of federal,  state and local tax returns  pertaining  to the Trust,  and with full power to perform any and all acts  associated  with such returns and audits that the Owner Trustee could  perform,  including  without  limitation, the right to  distribute  and  receive  confidential  information,  defend and assert positions in response to audits,  initiate and defend  litigation,  and to execute waivers of restriction on assessments of deficiencies,  consents to the  extension of any  statutory or regulatory  time limit,  and  settlements.
For  the  purpose  of  this  Power  of  Attorney,   the  term  "Administration
Agreement" means the  Administration  Agreement dated as of May 1, 2004, among the Trust,  Caterpillar Financial Services  Corporation,  as Administrator and
Servicer,  and U.S. Bank National  Association,  as Indenture Trustee, as such may be amended from time to time.

      All powers of attorney for this purpose  heretofore filed or executed by the Owner Trustee are hereby revoked.

      EXECUTED this [___] day of May, 2004.

                                 CHASE MANHATTAN BANK USA, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity
                                      but solely as Owner Trustee,

                                 By:
                                      Name:
                                      Title:

17.   Not Applicable to Caterpillar Financial Services Corporation in

EXHIBIT A   -  Form of Power of Attorney